HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042   HV-3573 – PremierSolutions Chicago Public Schools

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Supplement dated March 20, 2017 to your Prospectus

SHARE CLASS CHANGE

Effective after close of business on March 24, 2017, Class T shares of the following Funds will be renamed Class M.

Fidelity Advisor® Leveraged Company Stock Fund

Fidelity Advisor® Value Strategies Fund

As a result of the changes, all references to Class T shares for the above referenced Funds in your Prospectus are deleted and replaced with Class M shares.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.